UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 29, 2014 (April 28, 2014)

G&K Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-4063	41-0449530
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5995 Opus Parkway, Minnetonka, MN	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 912-5500

n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 28, 2014, the Board of Directors of G&K Services, Inc. (the “Company”) approved a special dividend of $6.00 per share on the issued and outstanding shares of the Company’s Class A Common Stock, par value $0.50 per share. The special dividend will be paid on June 6, 2014 to shareholders of record at the close of business on May 20, 2014.

In order to prevent the special dividend from diluting or enlarging the rights of the holders, including named executive officers, of outstanding stock options under the Company’s equity incentive plans the Compensation Committee (and with respect to the G&K Services, Inc. 1996 Director Stock Option Plan (the “1996 Plan”), the Board of Directors) approved an adjustment to the exercise price of affected options to preserve the intrinsic value of the options. The plans require an adjustment as a result of the special dividend and the adjustment is consistent with the plans. Effective on the ex-dividend date for the special dividend as determined by the NASDAQ stock market, the option exercise price of all outstanding options under the 1996 Plan, the G&K Services, Inc. 1998 Stock Option and Compensation Plan, as amended, and the G&K Services, Inc. Restated Equity Incentive Plan (2013) will be adjusted to be an amount that is $6.00 per share less than the option exercise price on the immediately preceding date.

Item 7.01. Regulation FD Disclosure.

On April 29, 2014, the Company issued a press release announcing that the Board of Directors declared the special dividend.

A copy of the press release is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information in the press release shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the press release shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except as set forth with respect thereto in any such filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated as of April 29, 2014 (furnished)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2014	By	G&K SERVICES, INC. /s/ Jeffrey L. Cotter
Jeffrey L. Cotter
	Its	Vice President, General Counsel and Corporate Secretary